                  INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS

                                 March 25, 1998


Imtiaz Sattaur
26500 Northwestern Highway
Southfield, MI  48076

                               Re:  Stock Option

         The Board of Directors (the "Board") of Universal Standard Healthcare, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Healthcare, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to Imtiaz Sattaur (the "Grantee"), the Vice President, Chief Information Officer, of the Company, a stock option (the "Option"), pursuant to the Plan. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in Section 10.1 of the Plan.

         1. Stock Option. The Option entitles the Grantee to purchase up to 92,556 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $2.23 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

         2.      (a)      Exercisability.  The Option may be exercised and
Option Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting limitations imposed by
Section 2(b). The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i), to the extent permitted by the Committee, delivery to the Company of outstanding shares of Common Stock, (ii), to the extent permitted by the Committee, retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, and, to the extent permitted by the Committee, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                 (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                          (i)     Time Vesting.  The Option will vest and
become exercisable in installments of 33 1/3% of the Option Shares on each of the first, second and third anniversaries of the date of this Option, subject to the Grantee's continued employment with the Company or any subsidiary of the Company ("Subsidiary") in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether
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the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                      (ii) Death, Disability, Change in Control or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control, or (iii), at the sole discretion of the Committee, a termination of the Grantee's employment. For purposes hereof, a "Change of Control" shall mean the (x) sale of all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the
Company's Common Stock on a fully-diluted basis.    Notwithstanding the
foregoing, the Option shall not vest and become automatically exercisable as described in Section 2(b)(ii) without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such Grantee of any excise tax provided for in Sections 280G and 4999 of the Code.

                    (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

         3.      Transferability of this Option.

                 (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                 (b) The Company may assign its rights and delegate its duties under this Agreement.

         4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

         5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's





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employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

         6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

         "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

         7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or Subsidiaries for any reason, all Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

         8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.





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         10.     Governing Law.  This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *
         Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                        Very truly yours,

                                        UNIVERSAL STANDARD HEALTHCARE, INC.

                                        By: /s/ Eugene E. Jennings
                                           ------------------------------------
                                           Eugene E. Jennings Chairman
                                           of the Board, President and
                                           Chief Executive Officer


         The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                    GRANTEE:

                                        /s/ Imtiaz Sattaur
                                        ---------------------------------------
                                        Imtiaz Sattaur              (Signature)
                                        (Please print name)






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




                NON-QUALIFIED STOCK OPTION - EXECUTIVE OFFICERS

                                 March 25, 1998


Imtiaz Sattaur
26500 Northwestern Highway
Southfield, MI  48076


                               Re:  Stock Option

         The Board of Directors (the "Board") of Universal Standard Healthcare, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Healthcare, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to Imtiaz Sattaur (the "Grantee"), the Vice President, Chief Information Officer, of the Company, a stock option (the "Option"), pursuant to the Plan. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in Section 10.1 of the Plan.

         1. Stock Option. The Option entitles the Grantee to purchase up to 7,444 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $2.23 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is not intended to be an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option.

         2.      (a)      Exercisability.  The Option may be exercised and
Option Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting limitations imposed by
Section 2(b). The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i), to the extent permitted by the Committee, delivery to the Company of outstanding shares of Common Stock, (ii), to the extent permitted by the Committee, retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, and, to the extent permitted by the Committee, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                 (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                          (i)     Time Vesting.  The Option will vest and
become exercisable as follows: 2,481 of the Option Shares on each of the first and second anniversaries of the date of this Option and 2,482 of the Option Shares on the third anniversary of the date of this Option, subject to the Grantee's continued employment with the Company or any subsidiary of the Company ("Subsidiary") in the position held as of the date of this Agreement or a higher position. In the event
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the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                      (ii) Death, Disability, Change in Control or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control, or (iii), at the sole discretion of the Committee, a termination of the Grantee's employment. For purposes hereof, a "Change of Control" shall mean the (x) sale of all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the
Company's Common Stock on a fully-diluted basis.    Notwithstanding the
foregoing, the Option shall not vest and become automatically exercisable as described in Section 2(b)(ii) without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such Grantee of any excise tax provided for in Sections 280G and 4999 of the Code.

                    (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

         3.      Transferability of this Option.

                 (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                 (b) The Company may assign its rights and delegate its duties under this Agreement.

         4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

         5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

         6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

         "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

         7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or Subsidiaries for any reason, all Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

         8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.

         10. Withholding. The Grantee hereby authorizes the Company to withhold from his compensation or agrees to tender the applicable amount to the Company to satisfy any requirements for withholding of income and employment taxes in connection with the exercise of the option granted hereby.





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
         11      Governing Law.  This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *
         Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                        Very truly yours,

                                        UNIVERSAL STANDARD HEALTHCARE, INC.

                                        By: /s/ Eugene E. Jennings
                                           ------------------------------------
                                           Eugene E. Jennings Chairman
                                           of the Board, President and
                                           Chief Executive Officer


         The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                    GRANTEE:

                                        /s/ Imtiaz Sattaur
                                        ---------------------------------------
                                        Imtiaz Sattaur              (Signature)
                                        (Please print name)






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